UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

Aethlon Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37487	13-3632859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Road, Suite 203 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 941-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On July 1, 2024, Aethlon Medical, Inc. (the “Company”) dismissed Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm effective as of that date. The board of directors of the Company (the “Board”) approved the dismissal of Baker Tilly on July 1, 2024, based upon the recommendation of the audit committee of the Board (the “Audit Committee”).

The report of Baker Tilly as of and for the fiscal years ended March 31, 2023 and 2024 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Baker Tilly’s report as of and for the fiscal year ended March 31, 2024 contained an explanatory paragraph expressing substantial doubt about the ability of the Company to continue as a going concern.

During the fiscal years ended March 31, 2023 and 2024, and the subsequent interim period through July 1, 2024, there were (i) no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, any of which, if not resolved to Baker Tilly’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such fiscal years and (ii) no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, during the fiscal years ended March 31, 2023 and 2024 requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Baker Tilly with a copy of this Current Report prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Baker Tilly furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Baker Tilly’s letter, dated July 3, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On July 1, 2024, the Company engaged Haskell & White LLP (“H&W”) to serve as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee approved the decision to engage H&W and appointed H&W as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025.

During the fiscal years ended March 31, 2023 and 2024, and the subsequent interim period through July 1, 2024, neither the Company nor anyone acting on its behalf, consulted H&W regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that H&W concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Baker Tilly US, LLP to the Securities and Exchange Commission, dated July 3, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2024	Aethlon Medical, Inc.

	By:	/s/ James B. Frakes
	Name:	James B. Frakes Interim Chief Executive Officer and Chief Financial Officer

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